UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 25, 2006

SMURFIT-STONE CONTAINER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-23876	43-1531401
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

150 North Michigan Avenue
Chicago, Illinois		60601
(Address of principal executive offices)		(Zip Code)

(312) 346-6600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act.

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 7.01.                                          Regulation FD Disclosure.

On May 25, 2006, Smurfit-Stone Container Corporation (the “Company) posted on its web site a slide presentation used today in a meeting with its lender group in connection with its request for an amendment to its senior credit facility. The presentation outlines the amendment request, corporate initiatives, market conditions and sources and uses of proceeds from the sale of the Company’s consumer packaging business. The sale of the Company’s consumer packaging business was disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 12, 2006, and the request for an amendment to the senior credit facility was disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 23, 2006. The lender slide presentation can be found on the Company’s web site at www.smurfit-stone.com.

The information set forth under this Item 7.01 of this Current Report on Form 8-K is being furnished pursuant to Regulation FD and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K, and the lender slide presentation referenced in Item 7.01 above, may contain forward-looking statements that are based upon management’s expectations and beliefs concerning future events impacting the Company. Certain matters contained herein including, but not limited to, the Company’s ability to obtain an amendment to its credit agreement, are based upon information available to the Company management as of the date hereof. These forward-looking statements are only predictions and are subject to risks, uncertainties and assumptions that are difficult to predict. As a result, actual results may differ materially and adversely from those expressed in any forward-looking statement. Factors that may cause such a difference include, but are not limited to, failure to obtain the amendment on terms acceptable to the Company, as well as other risks and uncertainties described in “forward-looking statements” in the Company’s annual report on Form 10-K for the year ended December 31, 2005, as updated from time to time in the Company’s Securities and Exchange Commission filings. The Company undertakes no obligation to revise or update publicly any forward-looking statements, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	May 25, 2006

SMURFIT-STONE CONTAINER CORPORATION

		By:	/s/ Craig A. Hunt
		Name:	Craig A. Hunt
		Title:	Senior Vice President, Secretary, and General Counsel